UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

FONAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville,  New York 11747

(631) 694-2929

(Address, including zip code, and telephone

number of registrant’s principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 28, 2026, FONAR Corporation (the “Company”) held a special meeting of stockholders for the purpose of adopting and approving the Merger Agreement (as defined below) (the “Special Meeting”). As of the record date of April 13, 2026 (the “Record Date”), there were 6,173,008 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), 146 shares of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”), and 382,513 shares of Class C common stock, par value $0.0001 per share, of the Company (the “Class C Common Stock,” and together with the Common Stock and the Class B Common Stock, the “Company Capital Stock”), for a total of 15,737,293 votes (including 9,114,425 votes from non-affiliated holders) outstanding and entitled to be voted at the Special Meeting. The holders of 13,693,019 votes (or approximately 87.01% of the outstanding votes), including 7,070,751 votes from non-affiliated holders (or approximately 77.57% of the outstanding votes controlled by non-affiliates), were represented at the Special Meeting, either in person via a live interactive webcast or by valid proxy, constituting a quorum. One matter was voted upon at the Special Meeting.

Pursuant to the Company’s certificate of incorporation, as amended, shares of Common Stock had one vote per share, shares of Class B Common Stock had 10 votes per share, and shares of Class C Common Stock had 25 votes per share, on each matter presented for a vote at the Special Meeting. The final results for the matter submitted to a vote of stockholders at the Special Meeting are as follows:

The Merger Proposal — Proposal No. 1 (the “Merger Proposal”) was to consider and vote on the proposal to adopt and approve that certain Agreement and Plan of Merger, dated as of December 23, 2025 (the “Merger Agreement”), by and among FONAR, LLC, a Delaware limited liability company (“Parent”), FONAR Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub,” and together with Parent, the “Parent Entities”), and the Company, pursuant to which, upon the terms and subject to the conditions set forth in the Merger Agreement, upon the closing of the transaction (the “Closing”), Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Approval of the Merger Proposal required (1) the affirmative vote of shares representing a majority of the Company Capital Stock outstanding and entitled to vote, voting together as a single class, after giving effect to the respective voting powers of each class of Company Capital Stock (the “Company Stockholder Approval”), and (2) the affirmative vote of a majority of the votes cast at the Special Meeting by disinterested stockholders of their shares of Company Capital Stock, voting together as a single class, after giving effect to the respective voting powers of each class of Company Capital Stock (the “Disinterested Stockholder Approval” and together with the Company Stockholder Approval, the “Requisite Company Vote”), in each case, as of the Record Date. In addition, the Company has agreed to calculate the vote pursuant to Section 203 of the Delaware General Corporation Law (the “DGCL”), which requires the affirmative vote of at least 66 2/3% of the outstanding FONAR stock voting power not deemed owned by the Parent Entities (the “Section 203 Approval”), as of the Record Date. While the Company maintains that this transaction is not subject to the voting requirements of Section 203 of the DGCL, the Section 203 Approval was nonetheless obtained, rendering such question moot, and the Merger Proposal was approved by the Requisite Company Vote, in each instance, by the Company’s stockholders, by the votes set forth in the table below:

	For	Against	Abstain
Company Stockholder Approval	13,124,769	551,079	17,171
Disinterested Stockholder Approval	3,279,090	551,079	17,171
Section 203 Approval	6,502,501	551,079	17,171

No other items were presented for stockholder approval at the Special Meeting.

Subject to the satisfaction or waiver of the remaining conditions to Closing under the Merger Agreement, the parties expect the Closing of the Merger to occur on June 3, 2026.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions. There can be no assurance that actual results of forward-looking statements, including but not limited to statements regarding the Closing of the Merger, including its timing, or those pertaining to expectations regarding the Company’s financial performance, expectations as to the likelihood and timing of closing of acquisitions, dispositions, or other transactions, and changes in local, regional, and national economic conditions, including as a result of the systemic and structural changes in the healthcare industry. Forward-looking statements presented herein are based on management’s beliefs and assumptions made by, and information currently available to, management.

The forward-looking statements contained in this Current Report are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that it has anticipated. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the Merger, due to the failure to satisfy any condition to the Closing; the occurrence of any event, change or other circumstances that may impact the timing of the Closing; risks that the Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the Merger; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the Company’s relationships with referral sources and vendors, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this Current Report are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION
(Registrant)

By /s/ Timothy R. Damadian
Timothy R. Damadian
President and CEO

Dated: May 29, 2026